                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 26, 2005

                              PIVX SOLUTIONS, INC.
               (Exact Name of Registrant as Specified in Charter)

          NEVADA                      000-33625                 87-0618509
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

23 CORPORATE PLAZA, SUITE 280, NEWPORT BEACH, CALIFORNIA           92660
     (Address of principal executive offices)                    (Zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 999-1600

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principle Officers; Election of Directors:
Appointment of Principle Officers

On October 26, 2005, the Company's Principle Financial Officer, Controller and Treasurer, Vance Ito, submitted his resignation to the Company, effective October 31, 2005, to pursue other interests and opportunities.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 31, 2005

                                                     PivX Solutions, Inc.

                                                     By: /s/ Tydus Richards
                                                         -----------------------
                                                         Tydus Richards,
                                                         Chief Executive Officer